FOURTH AMENDMENT

                               TO CREDIT AGREEMENT

         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "FOURTH AMENDMENT") is dated as of April 5, 2000 and entered into by and among PRIME HOSPITALITY CORP., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), SOCIETE GENERALE, SOUTHWEST AGENCY, as Documentation Agent, CREDIT LYONNAIS NEW YORK BRANCH, as Syndication Agent and BANKERS TRUST COMPANY, as agent for Lenders ("AGENT"), and, for purposes of
Section 4 hereof, the Credit Support Party named on the signature pages hereof, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement dated as of December 17, 1997, by and among Company, Lenders, Documentation Agent, Syndication Agent and Agent, as amended or otherwise modified by that certain First Amendment to Credit Agreement dated as of February 23, 1998, that certain Limited Waiver to Credit Agreement dated as of August 5, 1998, that certain Second Amendment to Credit Agreement dated as of September 24, 1998 and that certain Third Amendment to Credit Agreement dated as of October 27, 1999 (collectively, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                 R E C I T A L S

         WHEREAS, Company and Lenders desire to amend the Credit Agreement in the manner set forth below,

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

         1.1 AMENDMENTS TO SECTION 1: PROVISIONS RELATING TO DEFINED TERMS

         Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

         "INDEBTEDNESS PREPAYMENT" has the meaning assigned to that term in subsection 6.5(vii).

         "INDEBTEDNESS PREPAYMENT CERTIFICATE" means a Compliance Certificate or such other evidence reasonably satisfactory to Agent showing that both immediately prior to and immediately after any Indebtedness Prepayment to be made on the date thereof (or, if no Indebtedness Prepayment is to be made on such date, then showing that as of the date of such Indebtedness Prepayment Certificate) the Company is in compliance with the Indebtedness Prepayment Financial Covenants after taking into account any changes in the aggregate Indebtedness of Company and its Subsidiaries that have been made in the time period between the last day of the most recently reported quarter and the date of such Indebtedness Prepayment Certificate.

         "INDEBTEDNESS PREPAYMENT DATE" has the meaning assigned to that term in subsection 6.5(vii).

         "INDEBTEDNESS PREPAYMENT FINANCIAL COVENANTS" means the financial covenants contained in subsection 6.6F.

         1.2 AMENDMENTS TO SECTION 6: COMPANY'S NEGATIVE COVENANTS

         Subsection 6.5 of the Credit Agreement is hereby amended by adding the following subparagraphs (vi) and (vii) to the end thereof:

         "(vi) Company may pay, prepay, redeem, retire, purchase, buy-back, defease or make similar payment in respect of the Mortgage Notes; and

         (vii) Company may pay, prepay, redeem, retire, purchase, buy-back, defease or make similar payment in respect of any Indebtedness permitted under this Agreement (any such payment excluding payments made pursuant to subsection 6.5(vi), an "INDEBTEDNESS PREPAYMENT"), PROVIDED that

         (A) the aggregate amount of Indebtedness Prepayments shall not exceed $80,000,000,

         (B) if, on the date any Indebtedness Prepayment is scheduled to be made (any such date, an "INDEBTEDNESS PREPAYMENT DATE"), the aggregate amount of all Indebtedness Prepayments theretofore made in accordance with this subsection 6.5(vii) plus such scheduled Indebtedness Prepayment shall exceed $20,000,000, Company shall deliver to Agent on the Indebtedness Prepayment Date an Indebtedness Prepayment Certificate dated as of such Indebtedness Prepayment Date, and

         (C) if, on any Indebtedness Prepayment Date, the aggregate amount of all Indebtedness Prepayments theretofore made in accordance with this subsection 6.5(vii) plus the corresponding Indebtedness Prepayment shall also exceed $40,000,000, from and after such Indebtedness Prepayment Date, Company shall at all times comply with the Indebtedness Prepayment Financial Covenants and shall deliver to Agent within one (1) Business Day after request therefor an Indebtedness Prepayment Certificate dated as of the date of such request or any other date specified by Agent."

         Subsection 6.6 of the Credit Agreement is hereby amended by adding thereto the following new subsection 6.6F:

6.6     FINANCIAL COVENANTS.

        F.   INDEBTEDNESS PREPAYMENT FINANCIAL COVENANTS.

             (i) TIMING. Without limitation of any of the foregoing covenants in this subsection 6.6, Company covenants and agrees that Company shall perform and comply with all covenants in this subsection 6.6F at the times and during the periods more specifically set forth in subsection 6.5(vii) above.

             (ii) MINIMUM INTEREST COVERAGE RATIOS.

                  (A) As of the last day of the most recent quarter ending
             during any of the periods set forth below, the Company shall not permit the ratio of (1) Consolidated EBITDA to (2) the sum of (x) Consolidated Interest Expense PLUS (y) all capitalized interest expense to be less than the correlative ratio indicated (such amounts to be determined with reference to the preceding 12-month period ending on such last day):

================================================================================
                PERIOD                            MINIMUM INTEREST
                                                   COVERAGE RATIO

================================================================================
from and including December 17, 1999
to but excluding December 17, 2000                 2.625 to 1.00
--------------------------------------------------------------------------------
from and including December 17, 200
and thereafter                                     2.875 to 1.00
================================================================================

                  (B) As of the last day of the most recent quarter ending
             during any of the periods set forth below, the Company shall not permit the ratio of (1) Adjusted Consolidated EBITDA to (2) the sum of (x) Consolidated Interest Expense PLUS (y) all capitalized interest expense to be less than the correlative ratio indicated (such amounts to be determined with reference to the preceding 12-month period ending on such last day):

================================================================================
               PERIOD                              MINIMUM INTEREST
                                                    COVERAGE RATIO

================================================================================
from and including December 17, 1999
to but excluding December 17, 2000                   2.375 to 1.00
--------------------------------------------------------------------------------
from and including December 17, 2000
 to but excluding December 17, 2001                  2.625 to 1.00
--------------------------------------------------------------------------------
from and including December 17, 2001
and thereafter                                       2.875 to 1.00
================================================================================

             (iii) MAXIMUM TOTAL DEBT LEVERAGE RATIO. As of the last day of the most recent quarter ending during any of the periods set forth below, the Company shall not permit the ratio of (A) Consolidated Total Indebtedness reduced by the amount of (1) unrestricted cash on the balance sheet and (2) the 7% Convertible Subordinated Notes due 2002 issued by the Company pursuant to the Convertible Note Indenture (the "7% NOTES") (provided that the market price of the Common Stock exceeds the conversion price of the 7% Notes) to (B) Adjusted Consolidated EBITDA to exceed the correlative ratio indicated (the Consolidated Total Indebtedness and unrestricted cash calculations to be determined as of such last day and Adjusted Consolidated EBITDA to be determined with reference to the preceding 12-month period ending on such day):

================================================================================
              PERIOD                                 MAXIMUM TOTAL
                                                  DEBT LEVERAGE RATIO
================================================================================
from and including January 1, 2000 - to              4.25 to 1.00
and including December 31, 2000
--------------------------------------------------------------------------------
from and including January 1, 2001 and               4.00 to 1.00
thereafter
================================================================================


             (iv) MAXIMUM TOTAL DEBT/BOOK CAPITALIZATION. As of the last day of the most recent quarter ending, the Company shall not permit the quotient of (A) Consolidated Total Indebtedness of the Company and its Subsidiaries DIVIDED by (B) the sum of (1) Consolidated Total Indebtedness PLUS (2) Consolidated Net Worth to exceed fifty-two and one-half percent (52.5%)."

                  SECTION 2.   CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Fourth Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FOURTH AMENDMENT EFFECTIVE DATE"):

                  A. On or before the Fourth Amendment Effective Date, Company shall deliver to Agent executed copies of this Fourth Amendment (with sufficient originally executed copies for each Lender and its counsel) dated the Fourth Amendment Effective Date.

                  B. On or before the Fourth Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.

                  SECTION 3.        COMPANY'S REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Fourth Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. Each of Company and the Subsidiary Guarantor has all requisite corporate power and authority to enter into this Fourth Amendment and to carry out the transactions contemplated by, and perform its respective obligations under, the Credit Agreement as amended by this Fourth Amendment (the "AMENDED AGREEMENT").

                  B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Fourth Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and the Subsidiary Guarantor, as the case may be.

                  C. NO CONFLICT. The execution and delivery by each of Company and the Subsidiary Guarantor of this Fourth Amendment and the performance by Company of the Amended Agreement do not, and will not, (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries, except for such approvals or consents which have been obtained on or before the Fourth Amendment Effective Date and disclosed in writing to Agent and Lenders.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by each of Company and the Subsidiary Guarantor of this Fourth Amendment and any other operative document delivered pursuant to this Fourth Amendment and the performance by Company of the Amended Agreement do not, and will not, require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                  E. BINDING OBLIGATION. This Fourth Amendment and the Amended Agreement have been duly executed and delivered by each of Company and the Subsidiary Guarantor and will be legally valid and binding obligations of Company and the Subsidiary Guarantor, enforceable against Company and the Subsidiary Guarantor in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. GOVERNMENTAL REGULATION; SECURITIES ACTIVITIES. Neither the making of the Loans pursuant to the Amended Agreement nor the granting of a Security Interest in any Collateral (as defined in the Security Agreement) pursuant to the Security Documents violates Regulations T, U or X of the Board of Governors of the Federal Reserve System. It is not necessary in connection with the execution and delivery of this Fourth Amendment or the Amended Agreement to register the Loans under the Securities Act or to qualify any indenture under the Trust Indenture Act of 1939, as amended.

                  G. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                  H. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Fourth Amendment that would constitute an Event of Default or a Potential Event of Default.

                  SECTION 4.        ACKNOWLEDGEMENT AND CONSENT

                  The Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Fourth Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Fourth Amendment. The Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

         The Credit Support Party acknowledges and agrees that any of the Loan Documents and the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder (which obligations on the date hereof remain absolute and unconditional and are not subject to any defenses, set-offs or counterclaims) shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Fourth Amendment. The Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Fourth Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         The Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Fourth Amendment, the Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Fourth Amendment and (ii) nothing in the Credit Agreement, this Fourth Amendment or any other Loan Document shall be deemed to require the consent of the Credit Support Party to any future amendments to the Credit Agreement.

         SECTION 5. MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Fourth Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Fourth Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 8.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Fourth Amendment and the documents and transactions contemplated hereby shall be for the account of Company. Without limiting the generality of the foregoing, and in addition to any other costs, fees and expenses required to be paid by Company hereunder or under the Credit Agreement or the other Loan Documents, Company agrees that upon the written consent of Majority Lenders to the Fourth Amendment, Company shall pay to each such consenting Lender an amount equal to the product of (i) four hundredths of one percent (0.04%) and (ii) such Lender's Pro Rata Share of the aggregate amount of the Commitments, which payments shall be made within three
(3) Business Days after the date on which Agent notifies Company that Agent has received such written consent of Majority Lenders and the names of the consenting Lenders.

         C. HEADINGS. Section and subsection headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Fourth Amendment shall become effective upon the execution of a counterpart hereof by Company, Lenders and the Credit Support Party and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                 PRIME HOSPITALITY CORP.

                                 By:  ______________________________
                                      Name:
                                      Title:


                                 HOMEGATE HOSPITALITY, INC.,
                                 (for purposes of Section 4 only) as the Credit Support Party


                                 By:  ______________________________
                                      Name:
                                      Title:

                                 BANKERS TRUST COMPANY,
                                 as Agent and as a Lender


                                 By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                 CREDIT LYONNAIS NEW YORK BRANCH,
                                 as Syndication Agent and as a Lender


                                 By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                 SOCIETE GENERALE, SOUTHWEST AGENCY,
                                 as Documentation Agent and as a Lender


                                 By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                 BANK LEUMI USA,
                                 as a Lender

                                 By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                  BANKBOSTON, N.A.,
                                  as a Lender

                                  By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                  BANK ONE, TEXAS NATIONAL ASSOCIATION,
                                  as a Lender

                                  By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                  CIBC, INC.,
                                  as a Lender

                                  By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                  IMPERIAL BANK,
                                  as a Lender

                                  By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                  BANK OF AMERICA, N.A.,
                                  F/K/A NATIONSBANK, N.A.,
                                  as a Lender

                                  By:
                                      ------------------------------------
                                      Name:
                                      Title:

                                   ORIX USA CORPORATION,
                                   as a Lender

                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                   PNC BANK, N.A.,
                                   as a Lender

                                   By:
                                       ------------------------------------
                                       Name:
                                       Title:

                                   SOUTHERN PACIFIC BANK,
                                   as a Lender

                                   By:
                                       ------------------------------------
                                       Name:
                                       Title: